Exhibit 99

                                 Term Sheet

                                                           February 4, 2002

                                $440,000,000
                               (Approximate)
                       GSR Mortgage Loan Trust 2002-1
                  GS Mortgage Securities Corp., Depositor
             Mortgage Pass-Through Certificates, Series 2002-1


Overview of the Certificates

To the Adjustment Date on the Senior Certificates and to a 10% Cleanup Call on the Subordinate Certificates:


-----------------------------------------------------------------------------------------------------------------------
                                                                 Estimated
                                                                   Avg.
               Approximate                    Expected  Initial   Life          Principal       Expected    Stated
                Principal                     Credit    Pass-Thro (yrs)      Payment. Window     Ratings    Final
Certificates   Balance(3)   Collateral Group  Support   Rate (4)    (5)        (dates) (5)     Moody's/S&P   Maturity
-----------------------------------------------------------------------------------------------------------------------
Class A1(1)    $ 71,597,000      Group I          3.50%     6.001     1.913    03/02 - 12/04      Aaa/AAA     3/1/2032
Class A2-A     $135,629,000      Group II         3.50%     3.285     1.000    03/02 - 04/04      Aaa/AAA     3/1/2032
Class A2-B     $ 62,992,000      Group II         3.50%     5.216     3.000    04/04 - 02/06      Aaa/AAA     3/1/2032
Class A2-C     $ 80,545,000      Group II         3.50%     5.978     4.753    02/06 - 12/06      Aaa/AAA     3/1/2032
Class A3       $ 77,476,000      Group III        3.50%     5.942     2.861    03/02 - 11/08      Aaa/AAA     3/1/2032
Class X2       $279,166,000(2)   Group II         3.50%     1.307       N/A         N/A           Aaa/AAA     3/1/2032
Class X3       $ 77,476,000(2)   Group III        3.50%     0.075       N/A         N/A           Aaa/AAA     3/1/2032
                               Groups I, II, &
Class B1       $  5,991,000        III            2.15%     6.015     5.149    03/02 - 09/09      Aa2/AA      3/1/2032
                               Groups I, II, &
Class B2       $  3,993,000        III            1.25%     6.015     5.149    03/02 - 09/09       A2/A       3/1/2032
                               Groups I, II, &
Class B3       $  1,777,000        III            0.85%     6.015     5.149    03/02 - 09/09     Baa2/BBB      3/1/2032
   Total       $440,000,000
------------------------------------------------------------------------------------------------------------------------

     (1) The Class A1 Certificates will accrue interest at the weighted average coupon of the Group I Mortgage Loans minus the Servicing
          Fee and minus the Trustee Fee.

     (2)  Notional Amount.

     (3) Estimated balance; actual balance will be adjusted base upon the actual cut-off date mortgage pool balance.

     (4) See the Coupons of the Certificates section of this Term Sheet for more information on the Class X2 and Class X3 Certificates.

     (5)  Assuming payment based on a pricing speed of 25% CPR.


Selected Mortgage Pool Data*

-------------------------------------------------------------------------------------------------------------------------
                                                                                  Group III
                                                 Group I         Group II       7/1 and 10/1
                                              3/1 Hybrid ARMs  5/1 Hybrid ARMs   Hybrid ARMs                Total
-------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                      $78,254,939     $305,126,854     $84,680,741             $468,062,535
Number of Mortgage Loans:                                 158              598             178                      934
Average Scheduled Principal Balance:                 $495,284         $510,246        $475,734                 $501,138
Weighted Average Gross Coupon:                           6.38%            6.34%           6.27%                    6.33%
Weighted Average Net Coupon:                             6.00%            6.02%           6.02%                    6.02%
Weighted Average Stated Remaining Term:                   351              356             357                      355
Weighted Average Seasoning:                                 5                3               3                        3
Weighted Average Amortized Current LTV Ratio:            69.8%            68.3%           67.7%                    68.5%
Weighted Average Months to Roll:                         34               58              87                       59
Weighted Average Margin:                                  2.63%            2.75%           2.32%                    2.65%
--------------------------------------------------------------------------------------------------------------------------

     * As of 1/1/2002; because of scheduled payments and prepayments, actual mortgage loan pool data as of the cut-off date will differ from the information above.


Features of the Transaction

|X| Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the "Mortgage Loans") originated or purchased by ABN AMRO Mortgage Group, Inc. ("ABN AMRO"), Bank of America, N.A. ("Bank of America"), Bank One, N.A. ("Bank One") and KeyBank National Association ("KeyBank").

|X| The Mortgage Loans will be serviced by ABN AMRO, Bank of America, Bank One and Countrywide Home Loans, Inc. ("Countrywide"). Countrywide will service the mortgage loans purchased from KeyBank.

|X| Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A1, Class A2-A, Class A2-B, Class A2-C and Class A3 Certificates is 3.50% in the form of subordination.

|X| The Deal will be modeled on Intex as "GSR0201" and on Bloomberg as "GSR 02-1."

|X| For Group I, 24.04% were acquired from Bank of America, 66.14% were acquired from Bank One and 9.82% were acquired from KeyBank.

|X| For Group II, 50.55% of the Mortgage Loans were acquired from ABN AMRO, and 49.45% were acquired from Bank One.

|X| For Group III, 85.87% were acquired from Bank of America and 14.13% were acquired from Bank One.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002


Time Table

Expected Settlement:                On or before February 21st, 2002

Cut-off Date:                       February 1st, 2002

Pricing Date:                       On or before February 14th, 2002

First Distribution Date:            March 25th, 2002


 Key Terms

Depositor:                          GS Mortgage Securities Corp.

Servicers:                          ABN AMRO, Bank of America, Bank One and
                                    Countrywide

Trustee:                            The Chase Manhattan Bank

Custodian:                          The Chase Manhattan Bank

Servicing Fee:                      37.5 bps and 25 bps for the Bank of
                                    America Mortgage Loans in Group I and
                                    Group III, respectively. 25 bps, 37.5
                                    bps and 37.5 bps for the Bank One
                                    Mortgage Loans in Group I, Group II and
                                    Group III, respectively. 37.5 bps for
                                    the KeyBank Mortgage Loans and 37.5 bps
                                    for ABN AMRO Mortgage Loans

Trustee Fee:                        0.75 bps

Distribution Date:                  25th day of the month or the following
                                    Business Day

Record Date:                        For any Distribution Date the last day
                                    of the preceding calendar month, except
                                    for the Class A2-A Certificates, for
                                    which the Record Date is the day
                                    preceding the Distribution Date

Delay Days:                         24 day delay on all Certificates except
                                    for the Class A2-A Certificates for
                                    which interest will accrue from each
                                    Distribution Date (or, February 21, in
                                    the case of the first interest accrual
                                    period) through the day preceding the
                                    following Distribution Date

Prepayment Assumption:              25% CPR on Group I, Group II and Group III

Interest Accrual:                   On a 30/360 basis, from the 1st to the
                                    30th of the month preceding the month
                                    of each Distribution Date, except for
                                    the A2-A Class, which accrues from the
                                    25th to, but not including, the 25th of
                                    each month

Servicer Advancing:                 Yes as to principal and interest,
                                    subject to recoverability

Compensating Interest:              Yes, to the extent of the aggregate
                                    monthly servicing fee per servicer for
                                    the ABN AMRO, Bank of America and Bank
                                    One Mortgage Loans and to the extent of
                                    half of the aggregate monthly servicing
                                    fee for the Countrywide Mortgage Loans

Optional Call:                      The Certificates will have a 10%
                                    optional termination provision

Rating Agencies:                    Moody's Investors Service, Inc.
                                    ("Moody's") and Standard and Poor's
                                    ("S&P")

Minimum Denomination:               Class A1, Class A2-A, Class A2-B, Class
                                    A2-C and Class A3 Certificates -
                                    $25,000 Class B1, Class B2 and Class B3
                                    Certificates - $250,000 Class X2 and
                                    Class X3 - $5,000,000

Legal Investment:                   All of the offered Certificates, other
                                    than the Class B2 and Class B3 are
                                    expected to be SMMEA eligible at
                                    settlement

ERISA Eligible:                     Underwriter's exemption is expected to
                                    apply to all Offered Certificates.
                                    However, prospective purchasers should
                                    consult their own counsel

Tax Treatment:                      All Certificates represent REMIC
                                    regular interests


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002


Structure of the Certificates

|X| Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1, Class A2-A, Class A2-B, Class A2-C and Class A3 Certificates (collectively, the "Class A Certificates"), and the Class X2 and Class X3 Certificates (collectively, the "Class X Certificates"), (and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first ten years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates and thereby increase the Class A Certificates' credit support percentage. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss criteria. If within the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

|X| The Class A1 Certificates will accrue interest at the weighted average coupon of the Group A1 Mortgage Loans less the applicable Servicing Fee and the Trustee Fee.

Priority of Payments

         Beginning in March 2002, on each Distribution Date, after reimbursement of any Servicer Advances to the Servicer (or the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

         (a) unless a Credit Support Depletion Date shall have occurred, the Group I available distribution amount will be distributed:

               (i) first, to the Class A1 Certificates, Accrued Certificate Interest;

               (ii) second, to the Class A1 Certificates, as principal, the Group I senior principal distribution amount;

         (b) unless a Credit Support Depletion Date shall have occurred, the Group II available distribution amount will be distributed:

               (i) first, pro rata to the Class A2-A, Class A2-B, Class A2-C, Class X2, Class R1 and Class R2 Certificates in proportion to Accrued Certificate Interest thereon; and

               (ii) second, as principal to the Class R1 and Class R2 Certificates pro rata in proportion to their outstanding certificate balances until such certificate balances have been reduced to zero; and

               (iii) third, sequentially to the Class A2-A, Class A2-B and Class A2-C Certificates, as principal, the Group II senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (c) unless a Credit Support Depletion Date shall have occurred, the Group III available distribution amount will be distributed:

               (i) first, pro rata to the Class A3 and Class X3 Certificates, Accrued Certificate Interest;

               (ii) second, to the Class A3 Certificates, as principal, the Group III senior principal distribution amount;

         (d) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount for all loan groups remaining after making


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002


               the distributions described above in paragraphs (a), (b) and
               (c) will be distributed in the following order of priority:

               (i) to the Class B1 Certificates, Accrued Certificate Interest thereon;

               (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;

               (iii) To the Class B2 Certificates, Accrued Certificate Interest thereon;

               (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

               (v) to the Class B3 Certificates, Accrued Certificate Interest thereon;

               (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

               (vii) to the Class B4, Class B5 and Class B6 Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

               (viii) to each class of the certificates in order of
                      seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (c)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

               (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full to the Residual Certificates pro rata.

         If a Credit Support Depletion Date should occur, on such Distribution Date and thereafter, distributions of principal on the Class A2-A, Class A2-B and Class A2-C Certificates will be made to such classes pro rata based on their Certificate balances (but only from the Group II Mortgage Loans) rather than sequentially as described above. A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay to each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding paragraph (d) above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of all classes of certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related Interest Accrual period.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002


Coupons of the Certificates


------------------------------------------------------------------------------------------------------------------

      Class           Collateral                  Initial Coupon              Coupon After the Adjustment Date*
                    Adjustment Date
------------------------------------------------------------------------------------------------------------------
A2A                    January, 2007                           3.285%                              3.285%
A2B                    January, 2007                           5.216%                              4.721%
A2C                    January, 2007                           5.978%                              4.721%
A3                    December, 2008                           5.942%                              4.824%
X2                     January, 2007                           1.307%                              0.000%
X3                    December, 2008                           0.075%                              0.000%

-------------------------------------------------------------------------------------------------------------------

     * Assumes 1 Year CMT = 2.29% and 1 Year LIBOR = 2.4192; based on the weighted average adjustment date of the Mortgage Loans in each respective group.


(1) Group B Certificate Rate. The interest rate (the "Group B Certificate Rate") on the Group B Certificates will equal, on any Distribution Date, the quotient expressed as a percentage, of:

               a.     the sum of:

                      (i) the product of (x) the Group I weighted average Rate and (y) the Subordinate Component Balance for Group I immediately before that Distribution Date;

                      (ii) the product of (x) the Group II weighted average Rate and (y) the Subordinate Component Balance for Group II immediately before that Distribution Date; and

                      (iii) the product of (x) the Group III weighted average Rate and (y) the Subordinate Component Balance for Group III immediately before that Distribution Date; and

                      divided by:

               b. the sum of the Subordinate Component Balances for Group I, Group II and Group III immediately before that Distribution Date.

               The initial Group B Certificate Rate will be approximately 6.015% per annum.

               The "Subordinate Component Balance" for each Group is the aggregate principal balance of the mortgage loans in that pool minus the Certificate Balance of the Class A
               Certificates of that Group.

               For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

(2) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the Class X2 notional amount. The initial Class X2 notional amount will be approximately $279,166,000 and for any distribution date will equal the certificate balance of the Class A2-A, Class A2-B and the Class A2-C Certificates immediately before that distribution date. On each distribution date until the adjustment date on Group II, the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of the
         (i) the Group II weighted average net rate over (ii) the weighted average of the rates on the Class A2-A, Class A2-B and Class A2-C Certificates. After the adjustment date, the Class X2 Certificates will no longer be entitled to interest payments.

(3) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X3 Certificates will not receive any distributions of principal, but will accrue interest on the Class X3 notional amount. The initial Class X3 notional amount will be approximately $77,476,000 and for any distribution date will equal the aggregate certificate balance of the Class A3 Certificates immediately before that distribution date. On each distribution date until the adjustment date on Group III, the annual certificate interest rate on the Class X3 Certificates will equal the excess, if any, of (i) the Group III weighted average net rate over (ii) the Class A3 Certificate rate. After the adjustment date, the Class X3 Certificates will no longer be entitled to interest payments.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002



Selected Mortgage Loan Data


                    The Mortgage Loans (All Collateral)*

         Estimated; actual data will be adjusted based upon the actual Cut-Off Date Mortgage Loan pool.


Scheduled Principal Balance:                                      $468,062,535
Number of Mortgage Loans:                                                  934
Scheduled Principal Balance of the Largest Mortgage Loan:           $1,967,556
Average Scheduled Principal Balance:                                  $501,138
Weighted Average Gross Coupon:                                           6.33%
Weighted Average Net Coupon:                                             6.02%
Weighted Average Stated Remaining Term:                                    355
Weighted Average Seasoning:                                                  3
Weighted Average Amortized Current LTV Ratio:                            68.5%
Weighted Average Months to Roll:                                            59
Weighted Average Margin:                                                 2.65%
Weighted Average Initial Rate Cap:                                       2.55%
Weighted Average Periodic Rate Cap:                                      2.00%
Weighted Average FICO Score:                                               727


                        Scheduled Principal Balance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                        Loans (#)                Amount ($)              Balance (%)
---------------------------                        ---------                ----------              -----------
Below $250,000                                          2                $       400,375                 0.1%
$250,001 - $350,000                                   166                     54,268,025                11.6
$350,001 - $500,000                                   428                    177,931,585                38.0
$500,001 - $650,000                                   198                    115,546,915                24.7
$650,001 - $750,000                                    43                     30,394,418                 6.5
$750,001 - $900,000                                    51                     41,962,133                 9.0
Above $900,001                                         46                     47,559,083                10.2
----------------------------------------------------------------------------------------------------------------------
Total                                                 934                   $468,062,535               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                    Gross Coupons


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Gross Coupon                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Below 6.00%                                           109                  $  51,316,075                11.0%
6.00% - 6.49%                                         514                    261,799,514                55.9
6.50% - 6.99%                                         245                    119,267,038                25.5
7.00% - 7.49%                                          56                     29,906,249                 6.4
7.50% - 7.99%                                           6                      3,122,279                 0.7
8.00% - 8.49%                                           3                      2,500,622                 0.5
8.50% - 8.99%                                           1                        150,757                 0.0
----------------------------------------------------------------------------------------------------------------------
Total                                                 934                   $468,062,535               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.

*  As of 1/1/2002; because of scheduled payments and prepayments, actual
   Mortgage Loan pool data as of the Cut-Off Date will differ from the information contained herein.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002



                   Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)                Amount ($)              Balance (%)
-------------------------------------              ---------                ----------              -----------
Below 40.00%                                           39                 $   24,284,762                 5.2%
40.00% - 49.99%                                        42                     25,803,472                 5.5
50.00% - 59.99%                                       106                     54,490,235                11.6
60.00% - 69.99%                                       191                     99,219,620                21.2
70.00% - 79.99%                                       506                    244,738,657                52.3
80.00% - 84.99%                                        13                      5,073,274                 1.1
85.00% - 89.99%                                        31                     12,322,847                 2.6
90.00% - 99.99%                                         5                      2,129,668                 0.5
----------------------------------------------------------------------------------------------------------------------
Total                                                 934                   $468,062,535               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                  Primary Mortgage Insurance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance                         Loans (#)                Amount ($)              Balance (%)
--------------------------                         ---------                ----------              -----------
Amortized CLTV < 80%                                   863                   $436,662,394                93.3%
Amortized CLTV > 80%, No MI                              9                      4,998,544                 1.1
Insured                                                 62                     26,401,597                 5.6
------------------------------------------------------------------------------------------------------------------
Total                                                 934                   $468,062,535               100.0%
==================================================================================================================

Column totals may not add to 100.0% due to rounding.



                               Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)                Amount ($)              Balance (%)
----------------                                   ---------                ----------              -----------
Below 300 Months                                        6                 $    2,927,115                 0.6%
301 - 360 Months                                        2                      3,793,383                 0.8
313 - 324 Months                                        5                      2,304,509                 0.5
325 - 336 Months                                       10                      6,037,434                 1.3
337 - 348 Months                                       30                     17,446,209                 3.7
349 - 360 Months                                      881                    435,553,885                93.1
----------------------------------------------------------------------------------------------------------------------
Total                                                 934                   $468,062,535               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002


                                     Months to Roll


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                     Loans (#)                Amount ($)              Balance (%)
--------------                                     ---------                ----------              -----------
Below 36 Months                                       129                 $   62,387,887                13.3%
37 - 48 Months                                         30                     16,511,063                 3.5
49 - 54 Months                                          7                      4,728,372                 1.0
55 - 60 Months                                        543                    275,543,242                58.9
61 - 72 Months                                         47                     24,211,231                 5.2
73 - 84 Months                                        148                     68,827,744                14.7
85 - 96 Months                                          3                      1,758,459                 0.4
Above 96 Months                                        27                     14,094,537                 3.0
----------------------------------------------------------------------------------------------------------------------
Total                                                 934                   $468,062,535               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                                        Margin


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                             Loans (#)                Amount ($)              Balance (%)
------                                             ---------                ----------              -----------
2.2500%                                               191                  $  91,522,440                19.6%
2.7500%                                               743                    376,540,094                80.4
----------------------------------------------------------------------------------------------------------------------
Total                                                 934                   $468,062,535               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.




                                                  Indices


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Index                                              Loans (#)                Amount ($)              Balance (%)
-----                                              ---------                ----------              -----------
1 Year CMT                                            743                   $376,540,094                80.4%
1 Year LIBOR                                          191                     91,522,440                19.6
----------------------------------------------------------------------------------------------------------------------
Total                                                 934                   $468,062,535               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                               FICO Scores


                                                No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                         Loans (#)                Amount ($)              Balance (%)
----------                                         ---------                ----------              -----------
Below 640                                              42                  $  19,581,785                 4.2%
640 - 659                                              47                     23,515,585                 5.0
660 - 679                                              69                     35,627,773                 7.6
680 - 699                                             114                     57,876,098                12.4
700 - 719                                             123                     60,984,904                13.0
720 - 739                                             119                     59,720,013                12.8
740 - 759                                             131                     68,417,954                14.6
Above 760                                             289                    142,338,423                30.4
----------------------------------------------------------------------------------------------------------------------
Total                                                 934                   $468,062,535               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002


                                           Property State


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property State                                        (#)                   Amount ($)              Balance (%)
--------------                                        ---                   ----------              -----------
California                                            386                   $197,201,762                42.1%
Illinois                                              100                     48,688,237                10.4
Michigan                                               82                     42,002,807                 9.0
Arizona                                                63                     28,866,332                 6.2
All Other States(1)                                   303                    151,303,397                32.3
----------------------------------------------------------------------------------------------------------------------
Total                                                 934                   $468,062,535               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.

(1) Each of the other states is less than 5.0% of the aggregate principal balance.


                                              Property Type


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property Type                                         (#)                   Amount ($)              Balance (%)
-------------                                         ---                   ----------              -----------
Single Family                                         767                   $390,190,940                83.4%
PUD                                                    97                     44,454,016                 9.5
Condominium                                            57                     27,440,277                 5.9
Missing                                                 8                      3,343,195                 0.7
2 - 4 Family                                            3                      1,708,171                 0.4
Townhouse                                               2                        926,167                 0.2
----------------------------------------------------------------------------------------------------------------------
Total                                                 934                   $468,062,535               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                           Loan Purpose


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Rate Term                                             453                   $227,443,942                48.6%
Purchase                                              255                    131,361,922                28.1
Cash Out Refinance                                    223                    107,528,427                23.0
Refinance                                               2                      1,240,970                 0.3
Construction                                            1                        487,275                 0.1
----------------------------------------------------------------------------------------------------------------------
Total                                                 934                   $468,062,535               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                   Occupancy


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                          Loans (#)                Amount ($)              Balance (%)
---------                                          ---------                ----------              -----------
Primary                                               901                   $449,799,801                96.1%
Investor                                               11                      6,478,268                 1.4
Second Home                                            22                     11,784,465                 2.5
----------------------------------------------------------------------------------------------------------------------
Total                                                 934                   $468,062,535               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002


                                                 Age


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Age                                                Loans (#)                Amount ($)              Balance (%)
---                                                ---------                ----------              -----------
0 - 6 Months                                          907                   $452,724,705                96.7%
7 - 12 Months                                          14                      8,476,135                 1.8
13 - 18 Months                                          3                      2,191,652                 0.5
19 - 24 Months                                          1                        150,757                 0.0
25 - 30 Months                                          5                      3,099,273                 0.7
31 - 36 Months                                          1                        434,003                 0.1
37 - 42 Months                                          1                        468,429                 0.1
43 - 48 Months                                          2                        517,581                 0.1
----------------------------------------------------------------------------------------------------------------------
Total                                                 934                   $468,062,535               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.


                              Document Status


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                    Loans (#)                Amount ($)              Balance (%)
---------------                                    ---------                ----------              -----------
Full                                                  758                   $378,352,662                80.8%
Limited                                               126                     58,724,533                12.5
Income / No Asset Verification                         25                     17,185,669                 3.7
Asset / No Income Verification                         12                      6,473,133                 1.4
Alternate Doc                                          10                      5,768,187                 1.2
Missing                                                 3                      1,558,351                 0.3
----------------------------------------------------------------------------------------------------------------------
Total                                                 934                   $468,062,535               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002


             The Mortgage Loans (Group I - 3/1 Hybrid of ARMS)*

         Estimated; actual data will be adjusted based upon the actual Cut-Off Date Mortgage Loan pool.


Scheduled Principal Balance:                                      $78,254,939
Number of Mortgage Loans:                                                 158
Scheduled Principal Balance of the Largest Mortgage Loan:          $1,967,556
Average Scheduled Principal Balance:                                 $495,284
Weighted Average Gross Coupon:                                          6.38%
Weighted Average Net Coupon:                                            6.00%
Weighted Average Stated Remaining Term:                                   351
Weighted Average Seasoning:                                                 5
Weighted Average Amortized Current LTV Ratio:                           69.8%
Weighted Average Months to Roll:                                           34
Weighted Average Margin:                                                2.63%
Weighted Average Initial Rate Cap:                                      2.18%
Weighted Average Periodic Rate Cap:                                     2.00%
Weighted Average FICO Score:                                              714


                                    Scheduled Principal Balance


                                                No. of Mortgage           Total Dollar           Scheduled Principal
Scheduled Principal Balance                        Loans (#)                Amount ($)               Balance (%)
---------------------------                        ---------                ----------               -----------
Below $250,000                                          1                  $     400,375                 0.5%
$250,001 - $350,000                                    30                      9,692,279                12.4
$350,001 - $500,000                                    71                     30,250,517                38.7
$500,001 - $650,000                                    38                     21,989,928                28.1
$650,001 - $750,000                                     4                      2,808,718                 3.6
$750,001 - $900,000                                     5                      3,981,115                 5.1
Above $900,001                                          8                      9,132,008                11.7
-----------------------------------------------------------------------------------------------------------------------
Total                                                 158                    $78,005,321               100.0%
=======================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                Gross Coupons


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Gross Coupon                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Below 6.00%                                            35                    $14,826,636                18.9%
6.00% - 6.49%                                          70                     36,203,002                46.3
6.50% - 6.99%                                          36                     17,946,512                22.9
7.00% - 7.49%                                           9                      4,154,576                 5.3
7.50% - 7.99%                                           4                      2,472,835                 3.2
8.00% - 8.49%                                           3                      2,500,622                 3.2
8.50% - 8.99%                                           1                        150,757                 0.2
----------------------------------------------------------------------------------------------------------------------
Total                                                 158                    $78,254,939               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.

*  As of 1/1/2002; because of scheduled payments and prepayments, actual
   Mortgage Loan pool data as of the Cut-Off Date will differ from the information contained herein.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002


                       Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)                Amount ($)              Balance (%)
-------------------------------------              ---------                ----------              -----------
Below 40.00%                                            8                   $  4,529,185                 5.8%
40.00% - 49.99%                                         7                      3,597,838                 4.6
50.00% - 59.99%                                        19                      8,980,488                11.5
60.00% - 69.99%                                        27                     15,486,365                19.8
70.00% - 79.99%                                        76                     36,239,105                46.3
80.00% - 84.99%                                         4                      1,821,963                 2.3
85.00% - 89.99%                                        14                      6,133,914                 7.8
90.00% - 99.99%                                         3                      1,466,082                 1.9
----------------------------------------------------------------------------------------------------------------------
Total                                                 158                    $78,254,939               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                       Primary Mortgage Insurance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance                         Loans (#)                Amount ($)              Balance (%)
--------------------------                         ---------                ----------              -----------

Amortized CLTV < 80%                                  129                    $64,647,803                82.6%
Amortized CLTV > 80%, No MI                             9                      4,998,544                 6.4
Insured                                                20                      8,608,593                11.0
----------------------------------------------------------------------------------------------------------------------
Total                                                 158                    $78,254,939               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                 Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)                Amount ($)              Balance (%)
----------------                                   ---------                ----------              -----------
Below 300 Months                                        1                 $      524,321                 0.7%
301 - 312 Months                                        1                      1,967,556                 2.5
313 - 324 Months                                        4                      1,443,368                 1.8
325 - 336 Months                                        8                      4,168,894                 5.3
337 - 348 Months                                       16                      9,484,305                12.1
349 - 360 Months                                      128                     60,666,496                77.5
----------------------------------------------------------------------------------------------------------------------
Total                                                 158                    $78,254,939               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.




                                             Months to Roll


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                     Loans (#)                Amount ($)              Balance (%)
--------------                                     ---------                ----------              -----------
Below 36 Months                                       129                    $62,387,887                79.7%
37 to 48 Months                                        29                     15,867,053                20.3
----------------------------------------------------------------------------------------------------------------------
Total                                                 158                    $78,254,939               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                           February 4, 2002

                                                   Margin


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                             Loans (#)                Amount ($)              Balance (%)
------                                             ---------                ----------              -----------
2.2500%                                                39                    $18,808,680                24.0%
2.7500%                                               119                     59,446,259                76.0
-------------------------------------------------------------------------------------------------------------------
Total                                                 158                    $78,254,939               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                             Indices

                                                No. of Mortgage           Total Dollar          Scheduled Principal
Index                                              Loans (#)                Amount ($)              Balance (%)
-----                                              ---------                ----------              -----------
1 Year CMT                                            119                    $59,446,259                76.0%
1 Year LIBOR                                           39                     18,808,680                24.0
-------------------------------------------------------------------------------------------------------------------
Total                                                 158                    $78,254,939               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                              FICO Scores


                                                No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                         Loans (#)                Amount ($)              Balance (%)
----------                                         ---------                ----------              -----------
Below 640                                              14                   $  5,458,230                 7.0%
640 - 659                                              13                      5,930,806                 7.6
660 - 679                                              15                      8,004,273                10.2
680 - 699                                              21                     10,299,590                13.2
700 - 719                                              27                     13,622,921                17.4
720 - 739                                              18                     10,772,827                13.8
740 - 759                                              14                      8,097,821                10.3
Above 760                                              36                     16,068,471                20.5
-------------------------------------------------------------------------------------------------------------------
Total                                                 158                    $78,254,939               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                            Property State


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property State                                        (#)                   Amount ($)              Balance (%)
--------------                                        ---                   ----------              -----------
California                                             44                    $21,227,406                27.1%
Michigan                                               22                     10,944,966                14.0
Illinois                                               17                      7,896,825                10.1
Arizona                                                12                      5,858,510                 7.5
Colorado                                               10                      4,966,082                 6.3
All Other States(1)                                    53                     27,361,149                35.0
-------------------------------------------------------------------------------------------------------------------
Total                                                 158                    $78,254,939               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 5.0% of the aggregate principal balance.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002



                                             Property Type


                                            No. of Mortgage Loans         Total Dollar           Scheduled Principal
Property Type                                         (#)                   Amount ($)               Balance (%)
-------------                                         ---                   ----------               -----------
Single Family                                         136                    $68,230,202                87.2%
PUD                                                    14                      6,233,943                 8.0
Condominium                                             8                      3,790,794                 4.8
--------------------------------------------------------------------------------------------------------------------
Total                                                 158                    $78,254,939               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                              Loan Purpose


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Purchase                                               62                    $32,665,379                41.7%
Rate Term                                              59                     27,785,636                35.5
Cash Out Refinance                                     36                     17,316,649                22.1
Construction                                            1                        487,275                 0.6
-------------------------------------------------------------------------------------------------------------------
Total                                                 158                    $78,254,939               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                               Occupancy


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                          Loans (#)                Amount ($)              Balance (%)
---------                                          ---------                ----------              -----------
Primary                                               150                    $73,342,196                93.7%
Second Home                                             7                      4,562,790                 5.8
Investor                                                1                        349,953                 0.4
-------------------------------------------------------------------------------------------------------------------
Total                                                 158                    $78,254,939               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                                   Age


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Age                                                Loans (#)                Amount ($)              Balance (%)
---                                                ---------                ----------              -----------
0 - 6 Months                                          141                    $69,524,461                88.8%
7 - 12 Months                                           4                      1,868,783                 2.4
13 - 18 Months                                          3                      2,191,652                 2.8
19 - 24 Months                                          1                        150,757                 0.2
25 - 30 Months                                          5                      3,099,273                 4.0
31 - 36 Months                                          1                        434,003                 0.6
37 - 42 Months                                          1                        468,429                 0.6
43 - 48 Months                                          2                        517,581                 0.7
-------------------------------------------------------------------------------------------------------------------
Total                                                 158                    $78,254,939               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                          Document Status


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                    Loans (#)                Amount ($)              Balance (%)
---------------                                    ---------                ----------              -----------
Full                                                  114                    $54,283,902                69.4%
Limited                                                22                     10,224,640                13.1
Alternate Doc                                          10                      5,768,187                 7.4
Income / No Asset Verification                          7                      5,242,280                 6.7
Asset / No Income Verification                          5                      2,735,930                 3.5
-------------------------------------------------------------------------------------------------------------------
Total                                                 158                    $78,254,939               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002


              The Mortgage Loans (Group II - 5/1 Hybrid ARMS)*

         Estimated; actual data will be adjusted based upon the actual Cut-Off Date Mortgage Loan pool.


Scheduled Principal Balance:                                  $305,126,854
Number of Mortgage Loans:                                              598
Scheduled Principal Balance of the Largest Mortgage Loan:       $1,825,827
Average Scheduled Principal Balance:                              $510,246
Weighted Average Gross Coupon:                                       6.34%
Weighted Average Net Coupon:                                         6.02%
Weighted Average Stated Remaining Term:                                356
Weighted Average Seasoning:                                              3
Weighted Average Amortized Current LTV Ratio:                        68.3%
Weighted Average Months to Roll:                                        58
Weighted Average Margin:                                             2.75%
Weighted Average Initial Rate Cap:                                   2.00%
Weighted Average Periodic Rate Cap:                                  2.00%
Weighted Average FICO Score:                                           726




                                      Scheduled Principal Balance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                        Loans (#)                Amount ($)              Balance (%)
---------------------------                        ---------                ----------              -----------
$250,001 - $350,000                                    94                  $  30,892,947                10.1%
$350,001 - $500,000                                   275                    113,970,404                37.4
$500,001 - $650,000                                   131                     77,028,385                25.2
$650,001 - $750,000                                    28                     19,708,682                 6.5
$750,001 - $900,000                                    40                     33,076,130                10.8
Above $900,001                                         30                     30,450,306                10.0
-------------------------------------------------------------------------------------------------------------------
Total                                                 598                   $305,126,854               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                                Gross Coupons


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Gross Coupon                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Below 6.00%                                            38                  $  20,074,752                 6.6%
6.00% - 6.49%                                         360                    185,152,931                60.7
6.50% - 6.99%                                         169                     82,761,128                27.1
7.00% - 7.49%                                          31                     17,138,044                 5.6
-------------------------------------------------------------------------------------------------------------------
Total                                                 598                   $305,126,854               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.

*  As of 1/1/2002; because of scheduled payments and prepayments, actual
   Mortgage Loan pool data as of the Cut-Off Date will differ from the information contained herein.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002

                          Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)                Amount ($)               Balance (%)
-------------------------------------              ---------                ----------               -----------
Below 40.00%                                           18                  $  12,617,368                  4.1%
40.00% - 49.99%                                        26                     16,421,435                  5.4
50.00% - 59.99%                                        74                     38,611,603                 12.7
60.00% - 69.99%                                       128                     66,577,171                 21.8
70.00% - 79.99%                                       328                    162,257,544                 53.2
80.00% - 84.99%                                         9                      3,251,311                  1.1
85.00% - 89.99%                                        15                      5,390,421                  1.8
-------------------------------------------------------------------------------------------------------------------
Total                                                 598                   $305,126,854                100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                            Primary Mortgage Insurance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance                         Loans (#)                Amount ($)              Balance (%)
--------------------------                         ---------                ----------              -----------
Amortized CLTV < 80%                                  561                   $289,328,480                94.8%
Amortized CLTV < 80%, No MI                            37                     15,798,374                 5.2
-------------------------------------------------------------------------------------------------------------------
Total                                                 598                   $305,126,854               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                         Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage            Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)                Amount ($)               Balance (%)
----------------                                   ---------                ----------               -----------
Below 300 Months                                        5                 $    2,402,794                  0.8%
301 - 312 Months                                        1                      1,825,827                  0.6
325 - 336 Months                                        2                      1,868,540                  0.6
337 - 348Months                                        14                      7,961,904                  2.6
349 - 360 Months                                      576                    291,067,790                 95.4
-------------------------------------------------------------------------------------------------------------------
Total                                                 598                   $305,126,854                100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                            Months to Roll


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Months to Roll                                     Loans (#)                Amount ($)               Balance (%)
--------------                                     ---------                ----------               -----------
37 to 48 Months                                         1                $       644,010                  0.2%
49 to 54 Months                                         7                      4,728,372                  1.5
55 to 60 Months                                       543                    275,543,242                 90.3
61 to 72 Months                                        47                     24,211,231                  7.9
-------------------------------------------------------------------------------------------------------------------
Total                                                 598                   $305,126,854                100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002


                                                  Margin


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                             Loans (#)                Amount ($)              Balance (%)
------                                             ---------                ----------              -----------
2.7500%                                               598                   $305,126,854               100.0%
-------------------------------------------------------------------------------------------------------------------
Total                                                 598                   $305,126,854               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                                  Indices


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Index                                              Loans (#)                Amount ($)              Balance (%)
-----                                              ---------                ----------              -----------
1 Year CMT                                            598                   $305,126,854               100.0%
-------------------------------------------------------------------------------------------------------------------
Total                                                 598                   $305,126,854               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                                   FICO Scores


                                                No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                         Loans (#)                Amount ($)              Balance (%)
----------                                         ---------                ----------              -----------
Below 640                                              25                  $  12,962,638                 4.2%
640 - 659                                              32                     16,244,570                 5.3
660 - 679                                              41                     21,508,418                 7.0
680 - 699                                              69                     35,154,544                11.5
700 - 719                                              77                     38,431,358                12.6
720 - 739                                              80                     39,005,943                12.8
740 - 759                                              96                     50,180,340                16.4
Above 760                                             178                     91,639,044                30.0
-------------------------------------------------------------------------------------------------------------------
Total                                                 598                   $305,126,854               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                                Property State


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property State                                        (#)                   Amount ($)              Balance (%)
--------------                                        ---                   ----------              -----------
California                                            256                   $134,697,951                44.1%
Illinois                                               78                     37,220,696                12.2
Michigan                                               54                     28,418,182                 9.3
Arizona                                                45                     20,151,168                 6.6
All Other States(1)                                   165                     84,638,858                27.8
-------------------------------------------------------------------------------------------------------------------
Total                                                 598                   $305,126,854               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 5.0% of the aggregate principal balance.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002


                                             Property Type


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property Type                                         (#)                   Amount ($)              Balance (%)
-------------                                         ---                   ----------              -----------
Single Family                                         514                   $265,145,718                86.9%
PUD                                                    42                     19,885,016                 6.5
Condominium                                            39                     18,178,311                 6.0
2 - 4 Family                                            2                      1,298,990                 0.4
Townhouse                                               1                        618,820                 0.2
-------------------------------------------------------------------------------------------------------------------
Total                                                 598                   $305,126,854               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                            Loan Purpose


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Rate Term                                             325                   $165,110,019                54.1%
Cash Out Refinance                                    146                     72,200,286                23.7
Purchase                                              125                     66,575,580                21.8
Refinance                                               2                      1,240,970                 0.4
-------------------------------------------------------------------------------------------------------------------
Total                                                 598                   $305,126,854               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                  Occupancy


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Occupancy                                          Loans (#)                Amount ($)               Balance (%)
---------                                          ---------                ----------               -----------
Primary                                               581                   $296,341,698                 97.1%
Investor                                                8                      5,025,616                  1.6
Second Home                                             9                      3,759,540                  1.2
--------------------------------------------------------------------------------------------------------------------
Total                                                 598                   $305,126,854                100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                                        Age


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Months                                             Loans (#)                Amount ($)               Balance (%)
------                                             ---------                ----------               -----------
0 - 6 Months                                          592                   $300,725,804                 98.6%
7 - 12 Months                                           6                      4,401,051                  1.4
--------------------------------------------------------------------------------------------------------------------
Total                                                 598                   $305,126,854                100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                             Document Status


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Document Status                                    Loans (#)                Amount ($)               Balance (%)
---------------                                    ---------                ----------               -----------
Full                                                  571                   $288,503,559                 94.6%
Income / No Asset Verification                         17                     11,327,741                  3.7
Asset / No Income Verification                          7                      3,737,203                  1.2
Missing                                                 3                      1,558,351                  0.5
--------------------------------------------------------------------------------------------------------------------
Total                                                 598                   $305,126,854                100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002

         The Mortgage Loans (Group III - 7/1 and 10/1 Hybrid ARMS)*

         Estimated; actual data will be adjusted based upon the actual Cut-Off Date Mortgage Loan pool.


Scheduled Principal Balance:                                        $84,680,741
Number of Mortgage Loans:                                                   178
Scheduled Principal Balance of the Largest Mortgage Loan:              $999,130
Average Scheduled Principal Balance:                                   $475,734
Weighted Average Gross Coupon:                                            6.27%
Weighted Average Net Coupon:                                              6.02%
Weighted Average Stated Remaining Term:                                     357
Weighted Average Seasoning:                                                   3
Weighted Average Amortized Current LTV Ratio:                             67.7%
Weighted Average Months to Roll:                                             87
Weighted Average Margin:                                                  2.32%
Weighted Average Initial Rate Cap:                                        4.88%
Weighted Average Periodic Rate Cap:                                       2.00%
Weighted Average FICO Score:                                                738



                                      Scheduled Principal Balance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                        Loans (#)                Amount ($)              Balance (%)
---------------------------                        ---------                ----------              -----------
$250,001 - $350,000                                    42                    $13,682,799                16.2%
$350,001 - $500,000                                    82                     33,710,664                39.8
$500,001 - $650,000                                    29                     16,528,602                19.5
$650,001 - $750,000                                    11                      7,877,018                 9.3
$750,001 - $900,000                                     6                      4,904,889                 5.8
Above $900,001                                          8                      7,976,770                 9.4
-------------------------------------------------------------------------------------------------------------------
Total                                                 178                    $84,680,741               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                 Gross Coupons


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Gross Coupon                                       Loans (#)                Amount ($)               Balance (%)
------------                                       ---------                ----------               -----------
Below 6.00%                                            36                    $16,414,688                 19.4%
6.00% - 6.49%                                          84                     40,443,581                 47.8
6.50% - 6.99%                                          40                     18,559,398                 21.9
7.00% - 7.49%                                          16                      8,613,630                 10.2
7.50% - 7.99%                                           2                        649,445                  0.8
-------------------------------------------------------------------------------------------------------------------
Total                                                 178                    $84,680,741                100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.

* As of 1/1/2002; because of scheduled payments and prepayments, actual Mortgage Loan pool data as of the Cut-Off Date will differ from the information contained herein.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                           February 4, 2002


                   Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)                Amount ($)               Balance (%)
-------------------------------------              ---------                ----------               -----------
Below 40.00%                                           13                   $  7,138,210                  8.4%
40.00% - 49.99%                                        10                      5,784,198                  6.8
50.00% - 59.99%                                        13                      6,898,144                  8.1
60.00% - 69.99%                                        36                     17,156,085                 20.3
70.00% - 79.99%                                       102                     46,242,008                 54.6
85.00% - 89.99%                                         2                        798,512                  0.9
90.00% - 99.99%                                         2                        663,585                  0.8
-------------------------------------------------------------------------------------------------------------------
Total                                                 178                    $84,680,741                100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                      Primary Mortgage Insurance


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Primary Mortgage Insurance                         Loans (#)                Amount ($)               Balance (%)
--------------------------                         ---------                ----------               -----------
Amortized CLTV < 80%                                  173                    $82,686,111                 97.6%
Amortized CLTV > 80%, No MI                             5                      1,994,630                  2.4
-------------------------------------------------------------------------------------------------------------------
Total                                                 178                    $84,680,741                100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                  Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage            Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)                Amount ($)               Balance (%)
----------------                                   ---------                ----------               -----------
313 - 324 Months                                        1                        861,142                  1.0
349 - 360 Months                                      177                    $83,819,599                 99.0%
-------------------------------------------------------------------------------------------------------------------
Total                                                 178                    $84,680,741                100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                              Months to Roll


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Months to Roll                                     Loans (#)                Amount ($)               Balance (%)
--------------                                     ---------                ----------               -----------
73 - 84 Months                                        148                    $68,827,744                 81.3%
85 - 96 Months                                          3                      1,758,459                  2.1
Above 96 Months                                        27                     14,094,537                 16.6
-------------------------------------------------------------------------------------------------------------------
Total                                                 178                    $84,680,741                100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                  Margin


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Margin                                             Loans (#)                Amount ($)               Balance (%)
------                                             ---------                ----------               -----------
2.250%                                                152                    $72,713,760                 85.9%
2.750%                                                 26                     11,966,981                 14.1
-------------------------------------------------------------------------------------------------------------------
Total                                                 178                    $84,680,741                100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                           February 4, 2002

                                                Indices


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Index                                              Loans (#)                Amount ($)               Balance (%)
-----                                              ---------                ----------               -----------
1 Year LIBOR                                          152                    $72,713,760                 85.9%
1 Year CMT                                             26                     11,966,981                 14.1
-------------------------------------------------------------------------------------------------------------------
Total                                                 178                    $84,680,741                100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                               FICO Scores


                                                No. of Mortgage            Total Dollar          Scheduled Principal
FICO Score                                         Loans (#)                Amount ($)               Balance (%)
----------                                         ---------                ----------               -----------
Below 640                                               3                   $1,160,917                    1.4%
640 - 659                                               2                    1,340,209                    1.6
660 - 679                                              13                    6,115,082                    7.2
680 - 699                                              24                   12,421,964                   14.7
700 - 719                                              19                    8,930,625                   10.5
720 - 739                                              21                    9,941,243                   11.7
740 - 759                                              21                   10,139,793                   12.0
Above 760                                              75                   34,630,907                   40.9
-------------------------------------------------------------------------------------------------------------------
Total                                                 178                  $84,680,741                  100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                            Property State


                                            No. of Mortgage Loans          Total Dollar          Scheduled Principal
Property State                                        (#)                   Amount ($)               Balance (%)
--------------                                        ---                   ----------               -----------
California                                             86                  $41,276,405                   48.7%
All Other States(1)                                    92                   43,404,335                   51.3
-------------------------------------------------------------------------------------------------------------------
Total                                                 178                  $84,680,741                  100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 5.0% of the aggregate principal balance.


                                             Property Type


                                            No. of Mortgage Loans          Total Dollar          Scheduled Principal
Property Type                                         (#)                   Amount ($)              Balance (% )
-------------                                         ---                   ----------              ------------
Single Family                                         117                  $56,814,788                   67.1%
PUD                                                    41                   18,335,057                   21.7
Condominium                                            10                    5,471,173                    6.5
Missing                                                 8                    3,343,195                    3.9
2 - 4 Family                                            1                      409,182                    0.5
Townhouse                                               1                      307,347                    0.4
-------------------------------------------------------------------------------------------------------------------
Total                                                 178                  $84,680,741                  100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                           February 4, 2002

                                          Loan Purpose


                                               No. of Mortgage             Total Dollar          Scheduled Principal
Loan Purpose                                      Loans (#)                 Amount ($)               Balance (%)
------------                                      ---------                 ----------               -----------
Rate Term                                              69                  $34,548,287                   40.8%
Purchase                                               68                   32,120,962                   37.9
Cash Out Refinance                                     41                   18,011,492                   21.3
-------------------------------------------------------------------------------------------------------------------
Total                                                 178                  $84,680,741                  100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                 Occupancy


                                               No. of Mortgage            Total Dollar          Scheduled Principal
Occupancy                                         Loans (#)                 Amount ($)              Balance (%)
---------                                         ---------                 ----------              -----------
Primary                                               170                 $80,115,907                   94.6%
Second Home                                             6                   3,462,135                    4.1
Investor                                                2                   1,102,699                    1.3
-------------------------------------------------------------------------------------------------------------------
Total                                                 178                  $84,680,741                 100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                     Age


                                                No. of Mortgage            Total Dollar          Scheduled Principal
Age                                                Loans (#)                Amount ($)               Balance (%)
---                                                ---------                ----------               -----------
0 - 6 Months                                          174                  $82,474,440                   97.4%
7 - 12 Months                                           4                    2,206,301                    2.6
-------------------------------------------------------------------------------------------------------------------
Total                                                 178                  $84,680,741                  100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                           Document Status


                                                No. of Mortgage           Total Dollar           Scheduled Principal
Document Status                                    Loans (#)                Amount ($)               Balance (%)
---------------                                    ---------                ----------               -----------
Limited                                               104                 $48,499,893                   57.3%
Full                                                   73                  35,565,200                   42.0
Income / No Asset Verification                          1                     615,648                    0.7
--------------------------------------------------------------------------------------------------------------------
Total                                                 178                  $84,680,741                 100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.